[LOGO] Merrill Lynch   Investment Managers

Semi-Annual Report

April 30, 2001

Merrill Lynch
Municipal
Intermediate
Term Fund

www.mlim.ml.com

                 MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND

Officers and Trustees

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

Arthur Zeikel, Trustee of Merrill Lynch Municipal Intermediate Term Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

                  Merrill Lynch Municipal Intermediate Term Fund, April 30, 2001

DEAR SHAREHOLDER

The Municipal Market Environment

During the six months ended April 30, 2001, the direction of long-term fixed-income bond yields was affected by the continued decline in US economic activity, volatile US equity markets, and most importantly, the reaction of the Federal Reserve Board to these factors. A preliminary estimate for the first quarter of 2001 gross national product growth was recently released at 2%, much higher than expected by most economic analysts. While this estimate is subject to revision in the coming months, its initial level denotes that US economic activity remains far below its growth potential. Additionally, inflationary pressures have remained well contained, largely in the 2%-3% range. These factors combined to promote a very favorable financial environment for bonds, and when coupled with significant declines in US equity markets in late 2000, especially the NASDAQ, pushed US Treasury bond yields lower.

By mid-December, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases. Given a supportive economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction programs and forecasts of sizable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors combined to help push US Treasury bond yields significantly lower.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. These interest rate cuts triggered a significant rebound in many US equity indexes, reducing the appeal of a large number of US fixed-income securities. Additionally, many investors, believing that the Federal Reserve Board's actions in January 2001 as well as those anticipated in the coming months would quickly restore US economic growth to earlier levels, sold US Treasury bonds to realize recent profits. At the end of January 2001, long-term US Treasury bonds yielded approximately 5.50%, a decline of more than 25 basis points since the end of October 2000.

In response to weakening employment, a decline in business investments and profits, and fears of ongoing weak consumer spending, the Federal Reserve Board continued to lower short-term interest rates in March and April in an effort to foster higher US economic activity. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March 2001, long-term US Treasury bond yields declined an additional 25 basis points to 5.26%.

However, in April, US equity markets, particularly the NASDAQ, rallied strongly on the expectation that the Federal Reserve Board would take steps to restore economic activity and corporate profitability. Throughout much of April many investors reallocated assets out of US Treasury securities into equities. Corporate bond issuance remained heavy, providing an additional investment alternative to US Treasury issues. Under these various pressures, US Treasury bond prices declined sharply and yields rose to 5.78% by the end of April. During the past six months, long-term US Treasury bond yields, although exhibiting considerable volatility, remained unchanged.

By April 2001, the tax-exempt bond market also reacted to the Federal Reserve Board's actions and equity market volatility, but its reaction was muted in both intensity and degree. Throughout most of the past six months, long-term municipal bond yields traded in a range between 5.45%-5.60%. In mid-March, the tax-exempt bond market rallied to 5.40%, following the Federal Reserve Board's most recent monetary easing. With tax-exempt bond yield ratios in excess of 95% relative to their US Treasury counterparts during most of the period, investor demand was particularly strong during periods of declining equity prices. Strong equity markets in April 2001, as well as the possibility that the Federal Reserve Board was close to the end of its interest rate reduction cycle, lowered much of the investor demand and long-term tax-exempt bond yields rose throughout April. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt bond yields rose to approximately 5.63% at the end of the period. Despite the price reversal in April, long-term municipal bond yields declined more than 10 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during April 2001. Historically low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $115 billion in long-term tax-exempt bonds was issued, an increase of over 25% compared to the same period a year ago. During the three-month period ended April 30, 2001, tax-exempt bond issuance was particularly heavy with more than $66 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended April 30, 2000. More than $20 billion in municipal securities was issued in April 2001, a 20% increase compared to April 2000.

Historically, April has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have exceeded $4 billion compared to net new cash outflows of nearly $9 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate.

Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 200 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy

During the six months ended April 30, 2001, we structured the Fund in an attempt to deliver an attractive level of tax-exempt income and limit any net asset value volatility. In the prior six-month period ended October 31, 2000, we positioned the Fund to be slightly above a market neutral structure to take advantage of a limited supply of new issuance and a view that short-term interest rates would fall. Within this context, we adjusted the average level of couponing upward with the acquisition of securities maturing in 2009-2012. We believe that this part of the municipal curve offers the most opportunities for incremental yield enhancement and total return. The Fund's credit quality remains a primary concern, as more than 80% of the Fund's assets were rated AA or higher by at least one of the major rating agencies by April 30, 2001.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Municipal Intermediate Term Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and
Portfolio Manager

May 31, 2001


                                     2 & 3

                  Merrill Lynch Municipal Intermediate Term Fund, April 30, 2001

PROXY RESULTS

During the six-month period ended April 30, 2001, Merrill Lynch Municipal Intermediate Term Fund's shareholders voted on the following proposal. Proposal 3 was first voted on at a shareholders' meeting along with other proposals on July 25, 2000. The proposal was adjourned until February 28, 2001. On March 31, 2001, Proposal 3 was withdrawn because it received insufficient votes to approve or disapprove. The description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------------------
                                                                  Shares Voted   Shares Voted   Shares Voted      Broker
                                                                       For          Against        Abstain       Non-Vote
--------------------------------------------------------------------------------------------------------------------------
3. To approve to convert the Fund to a "master/feeder" structure.   9,493,365       316,624        620,167       3,454,524
--------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% thereafter to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                            Ten Years/
                                                            6 Month          12 Month     Since Inception     Standardized
As of April 30, 2001                                     Total Return      Total Return    Total Return       30-Day Yield
===========================================================================================================================
ML Municipal Intermediate Term Fund Class A Shares           +3.03%            +8.55%          +79.69%            3.94%
---------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class B Shares           +2.97             +8.21           +74.18             3.66
---------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class C Shares           +2.97             +8.20           +40.42             3.65
---------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class D Shares           +3.08             +8.44           +42.47             3.84
===========================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


Average Annual Total Return

                                               % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 3/31/01                               +10.20%          +9.10%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                             + 5.91           +5.69
--------------------------------------------------------------------------------
Ten Years Ended 3/31/01                              + 6.39           +6.28
--------------------------------------------------------------------------------
 *    Maximum sales charge is 1%.
**    Assuming maximum sales charge.

                                                     % Return         % Return
                                                   Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 3/31/01                                +9.97%          +8.97%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                              +5.57           +5.57
--------------------------------------------------------------------------------
Ten Years Ended 3/31/01                               +6.06           +6.06
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                     % Return         % Return
                                                   Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 3/31/01                                +9.86%          +8.86%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                              +5.56           +5.56
--------------------------------------------------------------------------------
Inception (10/21/94) through 3/31/01                  +5.76           +5.76
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 3/31/01                               +10.20%          +9.10%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                             + 5.80           +5.59
--------------------------------------------------------------------------------
Inception (10/21/94) through 3/31/01                 + 6.01           +5.85
--------------------------------------------------------------------------------
 *    Maximum sales charge is 1%.
**    Assuming maximum sales charge.


                                     4 & 5

                  Merrill Lynch Municipal Intermediate Term Fund, April 30, 2001

SCHEDULE OF INVESTMENTS (in Thousands)

                       S&P    Moody's   Face
   STATE             Ratings  Ratings  Amount     Issue                                                                      Value
===================================================================================================================================
Alaska--2.0%         AAA      Aaa     $ 2,250     Alaska Student Loan Corporation, Student Loan Revenue Bonds, AMT,
                                                  Series A, 5.65% due 7/01/2012 (b)                                        $  2,307
===================================================================================================================================
Arizona--1.8%        NR*      NR*       2,000     Mohave County, Arizona, IDA, IDR (North Star Steel Company Project),
                                                  AMT, 6.70% due 3/01/2020                                                    2,074
===================================================================================================================================
California--25.4%    A+       Aa2      10,000     California State, GO, Refunding, 5.50% due 3/01/2012                       10,447
                     BBB      Baa2      3,730     California Statewide Communities Development Authority, COP
                                                  (Catholic Healthcare West), 6% due 7/01/2009                                3,801
                     AAA      Aaa       5,000     Los Angeles, California, Water and Power Revenue Refunding Bonds
                                                  (Power System), Series A-A-1, 5.25% due 7/01/2014 (c)                       5,147
                     AAA      Aaa       4,000     Oxnard, California, Financing Authority, Solid Waste Revenue Bonds,
                                                  AMT, 5.75% due 5/01/2010 (b)                                                4,227
                     AAA      Aaa       5,000     Port Oakland, California, Revenue Bonds, AMT, Series K, 5.75% due
                                                  11/01/2014 (d)                                                              5,318
===================================================================================================================================
District of          AAA      Aaa       2,500     District of Columbia, GO, Refunding, DRIVERS, Series 152, 6.531% due
Columbia--2.4%                                    6/01/2013 (e)(f)                                                            2,710
===================================================================================================================================
Illinois--4.9%       AA-      A1        5,000     Illinois State Toll Highway Authority, Toll Highway Priority Revenue
                                                  Bonds, Series A, 6.30% due 1/01/2011                                        5,593
===================================================================================================================================
Indiana--4.9%        AA-      NR*       5,000     Franklin Township, Indiana, School Building Corporation, Marion County,
                                                  First Mortgage Revenue Bonds, 6% due 7/15/2010 (g)                          5,638
===================================================================================================================================
Louisiana--0.2%      NR*      VMIG1@      200     Louisiana State Offshore Terminal Authority, Deepwater Port Revenue
                                                  Refunding Bonds (First Stage A--Loop Inc.), ACES, 4.50% due
                                                  9/01/2006 (a)                                                                 200
===================================================================================================================================
Maine--1.5%          NR*      A         1,675     Maine Educational Loan Marketing Corporation, Student Loan Revenue
                                                  Refunding Bonds, AMT, 6.90% due 11/01/2003                                  1,715
===================================================================================================================================
Massachusetts--3.3%  NR*      Aa3       3,300     Massachusetts State Revenue Bonds, RIB, Series 420, 7.03% due
                                                  12/15/2014 (f)                                                              3,731
===================================================================================================================================
Mississippi--1.8%    NR*      P1        2,000     Perry County, Mississippi, PCR, Refunding (Leaf River Forest Project),
                                                  VRDN, 4.50% due 3/01/2002 (a)                                               2,000
===================================================================================================================================
New Mexico--2.9%     AA+      Aa2       3,000     New Mexico State Highway Commission, Tax Revenue Bonds, Senior Sub-Lien,
                                                  Series A, 6% due 6/15/2013                                                  3,282
===================================================================================================================================
New York--14.4%      AAA      Aaa       5,000     Metropolitan Transportation Authority, New York, Transit Facilities
                                                  Revenue Refunding Bonds, Series C, 5.125% due 7/01/2013 (e)                 5,135
                     A        A2        5,000     New York City, New York, GO, Refunding, Series A, 6.50% due 5/15/2011       5,708
                     NR*      Aaa       5,000     Port Authority of New York and New Jersey Revenue Refunding Bonds, RIB,
                                                  AMT, Series 419, 6.98% due 10/15/2014 (c)(f)                                5,539
===================================================================================================================================
Ohio--2.5%           A1+      VMIG1@    2,900     Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland Clinic),
                                                  VRDN, Series D, 4.50% due 1/01/2026 (a)                                     2,900
===================================================================================================================================
Oregon--9.9%         AAA      Aaa       5,475     Oregon State Department of Administrative Services, COP, Series A,
                                                  5.75% due 5/01/2011 (b)                                                     5,963
                     AAA      Aaa       5,000     Oregon State Department of Administrative Services, Lottery Revenue
                                                  Bonds, Series B, 5.75% due 4/01/2013 (e)                                    5,334
===================================================================================================================================
Tennessee--1.5%      AA       Aa2       1,600     Tennessee HDA, Revenue Bonds (Homeownership Program), AMT, Series 2-C,
                                                  5.85% due 7/01/2009                                                         1,714
===================================================================================================================================
Utah--2.9%           AAA      Aaa       3,100     Salt Lake County, Utah, Hospital Revenue Bonds (IHC Health Services
                                                  Inc.), 5.50% due 5/15/2012 (b)                                              3,252
===================================================================================================================================
Washington--18.9%    NR*      Aa1       4,860     Pierce County, Washington, School District Number 416, White River,
                                                  GO, 6% due 12/01/2012                                                       5,339
                     AAA      Aaa       4,885     Port Seattle, Washington, Revenue Bonds, AMT, Series B, 6% due
                                                  2/01/2014 (c)                                                               5,303
                     AA-      Aa3       5,000     Seattle, Washington, Municipal Light and Power Revenue Bonds, 6% due
                                                  10/01/2012                                                                  5,394
                     AA+      Aa1       5,000     Washington State, GO, Series B, 6% due 1/01/2012                            5,443
===================================================================================================================================
Wisconsin--0.3%      AA       Aa2         285     Wisconsin Housing and Economic Development Authority, Home Ownership
                                                  Revenue Refunding Bonds, AMT, Series F, 7.40% due 7/01/2013                   299
===================================================================================================================================
                     Total Investments (Cost--$111,226)--101.5%                                                             115,513

                     Liabilities in Excess of Other Assets--(1.5%)                                                           (1,703)
                                                                                                                           --------
                     Net Assets--100.0%                                                                                    $113,810
                                                                                                                           ========
===================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FGIC Insured.
(e)   FSA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(g)   Prerefunded.
 *    Not Rated.
 @    Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

Portfolio Abbreviations

To simplify the listings of Municipal Intermediate Term Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES(SM) Adjustable Convertible Extendable Securities
AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HDA      Housing Development Authority
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
VRDN     Variable Rate Demand Notes


                                     6 & 7

                  Merrill Lynch Municipal Intermediate Term Fund, April 30, 2001

STATEMENT OF ASSETS AND LIABILITIES

                   As of April 30, 2001
===================================================================================================================================
Assets:            Investments, at value (identified cost--$111,225,765) ...........................                  $ 115,512,610
                   Cash ............................................................................                         59,258
                   Receivables:
                     Interest ......................................................................   $   1,814,815
                     Beneficial interest sold ......................................................          67,003      1,881,818
                                                                                                       -------------
                   Prepaid registration fees and other assets ......................................                        107,378
                                                                                                                      -------------
                   Total assets ....................................................................                    117,561,064
                                                                                                                      -------------
===================================================================================================================================
Liabilities:       Payables:
                     Securities purchased ..........................................................       3,288,415
                     Beneficial interest redeemed ..................................................         214,906
                     Dividends to shareholders .....................................................          88,499
                     Investment adviser ............................................................          50,698
                     Distributor ...................................................................          12,774      3,655,292
                                                                                                       -------------
                   Accrued expenses and other liabilities ..........................................                         95,593
                                                                                                                      -------------
                   Total liabilities ...............................................................                      3,750,885
                                                                                                                      -------------
===================================================================================================================================
Net Assets:        Net assets ......................................................................                  $ 113,810,179
                                                                                                                      =============
===================================================================================================================================
Net Assets         Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:        shares authorized ...............................................................                  $     361,567
                   Class B Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized ...............................................................                        376,396
                   Class C Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized ...............................................................                         22,973
                   Class D Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized ...............................................................                        361,233
                   Paid-in capital in excess of par ................................................                    109,841,082
                   Undistributed realized capital gains on investments--net ........................                        965,603
                   Accumulated distributions in excess of realized capital gains on investments--net                     (2,405,520)
                   Unrealized appreciation on investments--net .....................................                      4,286,845
                                                                                                                      -------------
                   Net assets ......................................................................                  $ 113,810,179
                                                                                                                      =============
===================================================================================================================================
Net Asset          Class A--Based on net assets of $36,677,498 and 3,615,673 shares of beneficial
Value:             interest outstanding ............................................................                  $       10.14
                                                                                                                      =============
                   Class B--Based on net assets of $38,176,301 and 3,763,963 shares of beneficial
                   interest outstanding ............................................................                  $       10.14
                                                                                                                      =============
                   Class C--Based on net assets of $2,328,951 and 229,727 shares of beneficial
                   interest outstanding ............................................................                  $       10.14
                                                                                                                      =============
                   Class D--Based on net assets of $36,627,429 and 3,612,325 shares of beneficial
                   interest outstanding ............................................................                  $       10.14
                                                                                                                      =============
===================================================================================================================================

                   See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                   For the Six Months Ended April 30, 2001
===================================================================================================================================
Investment         Interest and amortization of premium and discount earned ........................                  $   3,342,939
Income:
===================================================================================================================================
Expenses:          Investment advisory fees ........................................................   $     359,293
                   Account maintenance and distribution fees--Class B ..............................          65,066
                   Accounting services .............................................................          51,123
                   Professional fees ...............................................................          45,161
                   Registration fees ...............................................................          28,557
                   Printing and shareholder reports ................................................          25,289
                   Account maintenance fees--Class D ...............................................          18,434
                   Transfer agent fees--Class B ....................................................          18,325
                   Transfer agent fees--Class A ....................................................          16,591
                   Transfer agent fees--Class D ....................................................          13,160
                   Trustees' fees and expenses .....................................................           5,797
                   Account maintenance and distribution fees--Class C ..............................           4,566
                   Custodian fees ..................................................................           4,361
                   Pricing fees ....................................................................           2,978
                   Transfer agent fees--Class C ....................................................           1,370
                   Other ...........................................................................           7,307
                                                                                                       -------------
                   Total expenses ..................................................................                        667,378
                                                                                                                      -------------
                   Investment income--net ..........................................................                      2,675,561
                                                                                                                      -------------
===================================================================================================================================
Realized &         Realized gain on investments--net ...............................................                      1,623,690
Unrealized         Change in unrealized appreciation on investments--net ...........................                        332,796
Gain on                                                                                                               -------------
Investments--Net:  Net Increase in Net Assets Resulting from Operations ............................                  $   4,632,047
                                                                                                                      =============
===================================================================================================================================

                   See Notes to Financial Statements.


                                     8 & 9

                  Merrill Lynch Municipal Intermediate Term Fund, April 30, 2001

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Six        For the
                                                                                                     Months Ended       Year Ended
                                                                                                        April 30,      October 31,
                     Increase (Decrease) in Net Assets:                                                   2001            2000
===================================================================================================================================
Operations:          Investment income--net .....................................................    $   2,675,561    $   6,208,033
                     Realized gain (loss) on investments--net ...................................        1,623,690         (658,087)
                     Change in unrealized appreciation/depreciation on investments--net .........          332,796        4,978,056
                                                                                                     -------------    -------------
                     Net increase in net assets resulting from operations .......................        4,632,047       10,528,002
                                                                                                     -------------    -------------
===================================================================================================================================
Dividends to         Investment income--net:
Shareholders:          Class A ..................................................................       (1,003,417)      (2,331,976)
                       Class B ..................................................................         (850,846)      (2,126,580)
                       Class C ..................................................................          (59,660)        (155,168)
                       Class D ..................................................................         (761,638)      (1,594,309)
                                                                                                     -------------    -------------
                     Net decrease in net assets resulting from dividends to shareholders ........       (2,675,561)      (6,208,033)
                                                                                                     -------------    -------------
===================================================================================================================================
Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions ...      (25,066,416)     (22,758,712)
Transactions:                                                                                        -------------    -------------
===================================================================================================================================
Net Assets:          Total decrease in net assets ...............................................      (23,109,930)     (18,438,743)
                     Beginning of period ........................................................      136,920,109      155,358,852
                                                                                                     -------------    -------------
                     End of period ..............................................................    $ 113,810,179    $ 136,920,109
                                                                                                     =============    =============
===================================================================================================================================

                     See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                     Class A
                                                                          ---------------------------------------------------------
              The following per share data and ratios have been derived   For the Six
              from information provided in the financial statements.      Months Ended          For the Year Ended October 31,
                                                                            April 30,   -------------------------------------------
              Increase (Decrease) in Net Asset Value:                         2001        2000        1999        1998        1997
===================================================================================================================================
Per Share     Net asset value, beginning of period ..................       $  10.05    $   9.75   $  10.60    $  10.23    $   9.94
Operating                                                                   --------    --------   --------    --------    --------
Performance:  Investment income--net ................................            .21         .44        .40         .43         .45
              Realized and unrealized gain (loss) on investments--net            .09         .30       (.62)        .37         .29
                                                                            --------    --------   --------    --------    --------
              Total from investment operations ......................            .30         .74       (.22)        .80         .74
                                                                            --------    --------   --------    --------    --------
              Less dividends and distributions:
               Investment income--net ...............................           (.21)       (.44)      (.40)       (.43)       (.45)
               Realized gain on investments--net ....................             --          --       (.10)         --          --
               In excess of realized gain on investments--net .......             --          --       (.13)         --          --
                                                                            --------    --------   --------    --------    --------
              Total dividends and distributions .....................           (.21)       (.44)      (.63)       (.43)       (.45)
                                                                            --------    --------   --------    --------    --------
              Net asset value, end of period ........................       $  10.14    $  10.05   $   9.75    $  10.60    $  10.23
                                                                            ========    ========   ========    ========    ========
===================================================================================================================================
Total         Based on net asset value per share ....................          3.03%+      7.80%     (2.16%)      8.00%       7.59%
Investment                                                                  ========    ========   ========    ========    ========
Return:**
===================================================================================================================================
Ratios to     Expenses ..............................................           .88%*       .80%       .80%        .74%        .79%
Average                                                                     ========    ========   ========    ========    ========
Net Assets:   Investment income--net ................................          4.24%*      4.47%      3.97%       4.17%       4.40%
                                                                            ========    ========   ========    ========    ========
===================================================================================================================================
Supplemental  Net assets, end of period (in thousands) ..............       $ 36,678    $ 51,675   $ 58,635    $ 73,769    $ 71,684
Data:                                                                       ========    ========   ========    ========    ========
              Portfolio turnover ....................................         99.60%     210.04%    159.37%     174.64%     167.41%
                                                                            ========    ========   ========    ========    ========
===================================================================================================================================

             *    Annualized.
            **    Total investment returns exclude the effects of sales charges.
             +    Aggregate total investment return.

                  See Notes to Financial Statements.


                                    10 & 11

                  Merrill Lynch Municipal Intermediate Term Fund, April 30, 2001

                                                                                                    Class B
                                                                          ---------------------------------------------------------
              The following per share data and ratios have been derived   For the Six
              from information provided in the financial statements.      Months Ended          For the Year Ended October 31,
                                                                            April 30,   -------------------------------------------
              Increase (Decrease) in Net Asset Value:                         2001        2000       1999        1998       1997
===================================================================================================================================
Per Share     Net asset value, beginning of period ..................       $  10.04    $   9.75   $  10.60    $  10.23    $   9.93
Operating                                                                   --------    --------   --------    --------    --------
Performance:  Investment income--net ................................            .20         .41        .37         .40         .41
              Realized and unrealized gain (loss) on investments--net            .10         .29       (.62)        .37         .30
                                                                            --------    --------   --------    --------    --------
              Total from investment operations ......................            .30         .70       (.25)        .77         .71
                                                                            --------    --------   --------    --------    --------
              Less dividends and distributions:
               Investment income--net ...............................           (.20)       (.41)      (.37)       (.40)       (.41)
               Realized gain on investments--net ....................             --          --       (.10)         --          --
               In excess of realized gain on investments--net .......             --          --       (.13)         --          --
                                                                            --------    --------   --------    --------    --------
              Total dividends and distributions .....................           (.20)       (.41)      (.60)       (.40)       (.41)
                                                                            --------    --------   --------    --------    --------
              Net asset value, end of period ........................       $  10.14    $  10.04   $   9.75    $  10.60    $  10.23
                                                                            ========    ========   ========    ========    ========
===================================================================================================================================
Total         Based on net asset value per share ....................          2.97%+      7.35%     (2.46%)      7.67%       7.35%
Investment                                                                  ========    ========   ========    ========    ========
Return:**
===================================================================================================================================
Ratios to     Expenses ..............................................          1.20%*      1.12%      1.11%       1.06%       1.11%
Average                                                                     ========    ========   ========    ========    ========
Net Assets:   Investment income--net ................................          3.92%*      4.16%      3.65%       3.86%       4.13%
                                                                            ========    ========   ========    ========    ========
===================================================================================================================================
Supplemental  Net assets, end of period (in thousands) ..............       $ 38,176    $ 46,571   $ 54,559    $ 75,688    $ 94,552
Data:                                                                       ========    ========   ========    ========    ========
              Portfolio turnover ....................................         99.60%     210.04%    159.37%     174.64%     167.41%
                                                                            ========    ========   ========    ========    ========
===================================================================================================================================

                                                                                                    Class C
                                                                          ---------------------------------------------------------
              The following per share data and ratios have been derived   For the Six
              from information provided in the financial statements.      Months Ended          For the Year Ended October 31,
                                                                            April 30,   -------------------------------------------
              Increase (Decrease) in Net Asset Value:                         2001        2000       1999        1998       1997
===================================================================================================================================
Per Share     Net asset value, beginning of period ..................       $  10.04    $   9.74   $  10.60    $  10.23    $   9.93
Operating                                                                   --------    --------   --------    --------    --------
Performance:  Investment income--net ................................            .20         .41        .37         .40         .41
              Realized and unrealized gain (loss) on investments--net            .10         .30       (.63)        .37         .30
                                                                            --------    --------   --------    --------    --------
              Total from investment operations ......................            .30         .71       (.26)        .77         .71
                                                                            --------    --------   --------    --------    --------
              Less dividends and distributions:
               Investment income--net ...............................           (.20)       (.41)      (.37)       (.40)       (.41)
               Realized gain on investments--net ....................             --          --       (.10)         --          --
               In excess of realized gain on investments--net .......             --          --       (.13)         --          --
                                                                            --------    --------   --------    --------    --------
              Total dividends and distributions .....................           (.20)       (.41)      (.60)       (.40)       (.41)
                                                                            --------    --------   --------    --------    --------
              Net asset value, end of period ........................       $  10.14    $  10.04   $   9.74    $  10.60    $  10.23
                                                                            ========    ========   ========    ========    ========
===================================================================================================================================
Total         Based on net asset value per share ....................          2.97%+      7.45%     (2.58%)      7.65%       7.34%
Investment                                                                  ========    ========   ========    ========    ========
Return:**
===================================================================================================================================
Ratios to     Expenses ..............................................          1.20%*      1.12%      1.12%       1.07%       1.13%
Average                                                                     ========    ========   ========    ========    ========
Net Assets:   Investment income--net ................................          3.92%*      4.16%      3.64%       3.85%       4.10%
                                                                            ========    ========   ========    ========    ========
===================================================================================================================================
Supplemental  Net assets, end of period (in thousands) ..............       $  2,329    $  3,744   $  3,275    $  5,116    $  6,110
Data:                                                                       ========    ========   ========    ========    ========
              Portfolio turnover ....................................         99.60%     210.04%    159.37%     174.64%     167.41%
                                                                            ========    ========   ========    ========    ========
===================================================================================================================================

             *    Annualized.
            **    Total investment returns exclude the effects of sales charges.
             +    Aggregate total investment return.

                  See Notes to Financial Statements.


                                    12 & 13

                  Merrill Lynch Municipal Intermediate Term Fund, April 30, 2001

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                    Class D
                                                                          ---------------------------------------------------------
              The following per share data and ratios have been derived   For the Six
              from information provided in the financial statements.      Months Ended          For the Year Ended October 31,
                                                                            April 30,   -------------------------------------------
              Increase (Decrease) in Net Asset Value:                         2001        2000       1999        1998       1997
===================================================================================================================================
Per Share     Net asset value, beginning of period ..................       $  10.04    $   9.74   $  10.60    $  10.23    $   9.94
Operating                                                                   --------    --------   --------    --------    --------
Performance:  Investment income--net ................................            .21         .43        .39         .42         .44
              Realized and unrealized gain (loss) on investments--net            .10         .30       (.63)        .37         .29
                                                                            --------    --------   --------    --------    --------
              Total from investment operations ......................            .31         .73       (.24)        .79         .73
                                                                            --------    --------   --------    --------    --------
              Less dividends and distributions:
               Investment income--net ...............................           (.21)       (.43)      (.39)       (.42)       (.44)
               Realized gain on investments--net ....................             --          --       (.10)         --          --
               In excess of realized gain on investments--net .......             --          --       (.13)         --          --
                                                                            --------    --------   --------    --------    --------
              Total dividends and distributions .....................           (.21)       (.43)      (.62)       (.42)       (.44)
                                                                            --------    --------   --------    --------    --------
              Net asset value, end of period ........................       $  10.14    $  10.04   $   9.74    $  10.60    $  10.23
                                                                            ========    ========   ========    ========    ========
===================================================================================================================================
Total         Based on net asset value per share ....................          3.08%+      7.69%     (2.35%)      7.90%       7.48%
Investment                                                                  ========    ========   ========    ========    ========
Return:**
===================================================================================================================================
Ratios to     Expenses ..............................................           .99%*       .90%       .90%        .84%        .89%
Average                                                                     ========    ========   ========    ========    ========
Net Assets:   Investment income--net ................................          4.13%*      4.37%      3.87%       4.07%       4.31%
                                                                            ========    ========   ========    ========    ========
===================================================================================================================================
Supplemental  Net assets, end of period (in thousands) ..............       $ 36,627    $ 34,930   $ 38,890    $ 47,869    $ 47,809
Data:                                                                       ========    ========   ========    ========    ========
              Portfolio turnover ....................................         99.60%     210.04%    159.37%     174.64%     167.41%
                                                                            ========    ========   ========    ========    ========
===================================================================================================================================

             *    Annualized.
            **    Total investment returns exclude the effects of sales charges.
             +    Aggregate total investment return.

                  See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Municipal Intermediate Term Fund (the "Fund") is presently the only series of Merrill Lynch Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Options on financial futures contracts on US Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased and their last asked price in the case of options written. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


                                     14 & 15

                  Merrill Lynch Municipal Intermediate Term Fund, April 30, 2001

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to timing differences in book/tax recognition of realized losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of
 .55% on the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class B ..................................          .20%               .10%
Class C ..................................          .20%               .10%
Class D ..................................          .10%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended April 30, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD              MLPF&S
--------------------------------------------------------------------------------
Class A ..............................               $   20             $  354
Class D ..............................               $  129             $2,033
--------------------------------------------------------------------------------

For the six months ended April 30, 2001, MLPF&S received contingent deferred sales charges of $5,175 and $57 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $21,796 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001, were $124,178,765 and $147,384,096, respectively.

Net realized gains for the six months ended April 30, 2001 and net unrealized gains as of April 30, 2001, were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                     Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ..................          $1,623,690          $4,286,845
                                                  ----------          ----------
Total ..................................          $1,623,690          $4,286,845
                                                  ==========          ==========
--------------------------------------------------------------------------------

As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $4,286,845, of which $4,510,864 related to appreciated securities and $224,019 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $111,225,765.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $25,066,416 and $22,758,712 for the six months ended April 30, 2001 and for the year ended October 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended April 30, 2001                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            614,808        $  6,331,296
Shares issued to shareholders
in reinvestment of dividends ...........             68,045             699,030
                                                 ----------        ------------
Total issued ...........................            682,853           7,030,326
Shares redeemed ........................         (2,211,009)        (22,886,613)
                                                 ----------        ------------
Net decrease ...........................         (1,528,156)       $(15,856,287)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 2000                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,631,150        $ 16,047,075
Shares issued to shareholders
in reinvestment of dividends ...........            163,691           1,612,284
                                                 ----------        ------------
Total issued ...........................          1,794,841          17,659,359
Shares redeemed ........................         (2,666,057)        (26,227,451)
                                                 ----------        ------------
Net decrease ...........................           (871,216)       $ (8,568,092)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended April 30, 2001                               Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            368,514        $  3,789,242
Shares issued to shareholders
in reinvestment of dividends ...........             55,205             567,069
                                                 ----------        ------------
Total issued ...........................            423,719           4,356,311
Automatic conversion of shares .........           (106,436)         (1,096,213)
Shares redeemed ........................         (1,189,636)        (12,319,266)
                                                 ----------        ------------
Net decrease ...........................           (872,353)       $ (9,059,168)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 2000                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,187,329        $ 11,582,183
Shares issued to shareholders
in reinvestment of dividends ...........            139,028           1,368,865
                                                 ----------        ------------
Total issued ...........................          1,326,357          12,951,048
Automatic conversion of shares .........           (207,640)         (2,052,709)
Shares redeemed ........................         (2,079,934)        (20,413,858)
                                                 ----------        ------------
Net decrease ...........................           (961,217)       $ (9,515,519)
                                                 ==========        ============
--------------------------------------------------------------------------------


                                    16 & 17

                  Merrill Lynch Municipal Intermediate Term Fund, April 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended April 30, 2001                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................              3,048        $     31,391
Shares issued to shareholders
in reinvestment of dividends ...........              4,701              48,254
                                                 ----------        ------------
Total issued ...........................              7,749              79,645
Shares redeemed ........................           (150,940)         (1,559,894)
                                                 ----------        ------------
Net decrease ...........................           (143,191)       $ (1,480,249)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                          Dollar
Ended October 31, 2000                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            198,711        $  1,938,912
Shares issued to shareholders
in reinvestment of dividends ...........             13,284             130,828
                                                 ----------        ------------
Total issued ...........................            211,995           2,069,740
Shares redeemed ........................           (175,243)         (1,718,913)
                                                 ----------        ------------
Net increase ...........................             36,752        $    350,827
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                     Dollar
Ended April 30, 2001                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            351,250        $  3,559,346
Shares issued to shareholders
in reinvestment of dividends ...........             41,346             425,049
Automatic conversion of shares .........            106,489           1,096,213
                                                 ----------        ------------
Total issued ...........................            499,085           5,080,608
Shares redeemed ........................           (365,052)         (3,751,320)
                                                 ----------        ------------
Net increase ...........................            134,033        $  1,329,288
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended October 31, 2000                              Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            421,151        $  4,131,542
Shares issued to shareholders
in reinvestment of dividends ...........             81,118             798,632
Automatic conversion of shares .........            207,747           2,052,709
                                                 ----------        ------------
Total issued ...........................            710,016           6,982,883
Shares redeemed ........................         (1,222,576)        (12,008,811)
                                                 ----------        ------------
Net decrease ...........................           (512,560)       $ (5,025,928)
                                                 ==========        ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended April 30, 2001.

6. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carry forward of approximately $2,878,000, of which $2,211,000 expires in 2007 and $667,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


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[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Municipal
Intermediate Term Fund
Merrill Lynch Municipal
Series Trust
Box 9011
Princeton, NJ
08543-9011

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